UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:   (312) 827-0100

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2014 - May 31, 2015

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GOF

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT GUGGENHEIM STRATEGIC
OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gof, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

May 31, 2015

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2015.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value will be achieved. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2015, the Fund provided a total return based on market price of 8.08% and a total return based on NAV of 6.39%. NAV performance data reflects fees and expenses of the Fund.

As of May 31, 2015, the Fund’s market price of $21.21 represented a premium of 8.16% to its NAV of $19.61. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

From June 2014 through May 2015, the Fund paid a monthly distribution of $0.1821 per share, representing an annualized distribution rate of 10.30% based on the Fund’s closing market price of $21.21 on May 31, 2015. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(h) on page 45 for more information on distributions for the period.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 68 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 3

May 31, 2015

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Strategic Opportunities Fund
June 30, 2015

4 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	May 31, 2015

Guggenheim Strategic Opportunities Fund (“Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; and James W. Michal, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended May 31, 2015.

What is the Fund’s investment objective and how is it pursued?

The Fund seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. There is no guarantee that the perceived fair value of the Fund’s portfolio investments will be achieved.

The Fund seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund seeks to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior-equity securities (“income securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates, and other equity investments (“common equity securities,” exposure to which is obtained primarily by investing in exchange-traded funds, or ETFs) that GPIM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPIM believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, many of which historically have not been highly correlated to one another.

Under normal market conditions:
•
The Fund may invest up to 60% of its total assets in fixed-income securities rated below investment grade (commonly referred to as “junk bonds”); the Fund may invest in below-investment grade income securities of any rating;

•
The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed-income securities of issuers located in emerging markets;

•	The Fund may invest up to 50% of its total assets in common equity securities; and

•
The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 30% of the Fund’s total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPIM’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as a proprietary risk optimization model to determine allocation of assets among a

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

What were the significant events affecting the economy and market environment over the past 12 months?

As of May 31, 2015, the U.S. economic expansion is beginning to approach its late stages, but remains strong. Harsh winter weather caused U.S. growth to slow dramatically in the first quarter of 2015. However, the underlying fundamentals of the economy are positive and there is likely to be a bounce-back over the summer, reminiscent of the 2014 experience.

An improving labor market, rising family household formation numbers, and tight housing inventory all point to a rebound in the domestic housing market, which is key to the ongoing recovery. Lower energy prices are acting as a tax cut for the U.S. consumer. Ideally this would free up discretionary spending in other areas, of which we have seen some evidence.

Liquidity from foreign central banks and comparatively attractive U.S. yields are encouraging foreign investors to buy risk assets in the U.S., but the flip side to these global flows is more volatility both in the U.S. and overseas. The U.S. Federal Reserve (Fed) continues to be concerned about creating asset price bubbles, and appears eager to raise rates, although it will likely wait for further signs of a rebound in growth, and rising inflation. The Fed is focused on wage growth, an indicator of inflationary pressure. With recent minimum wage increases and a falling unemployment rate, wages could begin to accelerate this year. The likely timeframe for a rate hike appears to be drawing nearer, perhaps as early as September 2015. However, we expect the Fed to be cautious and to raise rates slowly, with ample time to assess the market reaction.

Oil remains a key factor in the global outlook. Despite the recent rally in prices, U.S. production continues to increase and inventory levels are extremely high. The global market is likely to remain oversupplied through the end of 2015, limiting how far prices can rise.

The economy in Europe has been strengthening on the back of European Central Bank quantitative easing and depreciation of the euro. In Japan, the impact of ongoing monetary accommodation on the economy is more muted, but the “Abenomics” is likely to continue to be supportive of the equities markets. The Chinese economy is slowing down and policymakers appear likely to continue to ease monetary policy and do whatever is necessary to maintain growth at an acceptable level in the near term.

6 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

Liquidity coming out of Europe and other parts of the world is maintaining the positive environment for U.S. risk assets. Given the subdued performance in the first quarter due to concerns over strength of the dollar and the impact on earnings, investors may be reconsidering the adage of “selling in May and going away.” The period leading up to Fed tightening historically has been good for equities and room still exists for multiples to expand, even though valuations overseas are more attractive than for U.S. stocks. Historically, credit spreads don’t widen significantly until defaults rise, and that usually does not take place until one to two years after the Fed begins to tighten monetary policy.

For the 12 months ended May 31, 2015, the Standard & Poor’s 500 Index returned 11.81%; the Barclays U.S. Aggregate Bond Index returned 3.03%; and the Barclays 1–3 Month U.S. Treasury Bill Index returned 0.02%. All returns are total return.

How did the Fund perform for the 12 months ended May 31, 2015?

All Fund returns cited—whether based on net asset value (NAV) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2015, the Fund provided a total return based on market price of 8.08% and a total return based on NAV of 6.39%. NAV performance data reflects fees and expenses of the Fund.

As of May 31, 2015, the Fund’s market price of $21.21 represented a premium of 8.16% to its NAV of $19.61. As of May 31, 2014, the Fund’s market price of $21.83 represented a premium of 6.18% to its NAV of $20.56. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

From June 2014 through May 2015, the Fund paid monthly distributions of $0.1821 per share, representing an annualized distribution rate of 10.30% based on the Fund’s closing market price of $21.21 on the last trading day in the period ended May 31, 2015. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(h) on page 45 for more information on distributions for the 12-month period ended May 31, 2015.

Why did the Fund accrue excise tax during the period?

As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Fund’s income and capital gains can vary significantly from year to year, the Fund seeks to maintain more stable monthly distributions over time. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions, which may facilitate the payment of

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

more stable monthly distributions year over year. During the Fund’s last fiscal year, the Fund paid excise tax of $197,004 or $0.012 per share.

What influenced performance over the period?

Credit markets have been climbing the proverbial “wall of worry” since mid-2014. After strong U.S. economic growth over the second half of 2014, GDP data in the first quarter of 2015 weakened, which resulted in mixed returns in high-yield corporate bonds, among other sectors, as investors began to question the underlying strength of the U.S. economy. The winter soft patch turned out to be weaker than consensus estimates, but by late spring its impact was subsiding, and a rebound in U.S. growth was giving the Fed room to proceed with raising rates. Overall, U.S. economic fundamentals remain strong, although investors remain apprehensive about how fixed-income markets will react to the Fed lifting rates from historically low levels.

Over the period as a whole, the Fund continued to see further price appreciation attributable to tightening of credit spreads. Positive returns were largely driven by the Fund’s investments in asset-backed securities (ABS), as spreads continued to normalize across various subsectors, including collateralized loan obligations (CLOs), commercial real estate collateralized debt obligations (CDOs), and aircraft lease securitizations.

The Fund continues to maintain low interest rate duration, particularly at the front end of the yield curve, and thus has largely avoided losses due to a flattening curve. It also maintains an overweight to floating rate securities. While interest rates are expected to remain low for the foreseeable future, it is important to have protection against the inevitable volatility associated with a near-term change in policy from the Fed.

The Fund continued to find attractive relative value by tactically rotating among sectors, with a focus on securities that are overlooked by the broader market participants. Low long-term rates have been an increasing support to the residential real estate market and homebuilders, for example. The Fund had also reduced energy sector exposure to address the potential for lower energy prices, but valuations at the end of the period were presenting an attractive entry point for select energy credits. High-yield bond and leveraged-loan spreads recovered after turmoil in risk assets midway through the period, and the Fund continues to use periods of weakness to add to attractive assets.

Discuss the sectors in which the Fund is mostly heavily invested—ABS, CLOs, high yield, and equities.

Among its holdings, the Fund remains focused on commercial ABS and CLOs. Credit performance across these sectors remains favorable, given the benign credit conditions and collateral valuations across the U.S. economy. Consumer ABS credit performance is expected to show modest deterioration from strong levels as underwriting standards loosen and subprime originations increase share. Corporate defaults are expected to rise in 2015, driven primarily by the late 2014 fall in oil prices. Overall, U.S. economic performance is expected to be supportive of credit performance.

High-yield and leveraged-loan indexes posted positive returns in the first quarter of 2015, a rebound from two consecutive quarters of negative returns in both sectors. High-yield bond fund flows and new issuance have been holding up in spite of the drop in oil prices. Energy-related borrowers make up 15%

8 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

of the corporate high-yield bond market, and the energy component contributed most of the decline in the high-yield market over the last half of 2014. High-yield borrowers continue to opportunistically refinance existing debt, with almost half of the high-yield bond new issue activity categorized as refinancing activity.

Bank-loan retail fund flows were negative for much of the period, but healthy volume of newly formed CLOs continues to support the loan market, with CLO demand representing well over half of primary loan volume. Due to low new-issue volume for loans, CLO spreads with ratings AA through BB are at their tightest post-crisis levels. Light supply against heavy CLO activity has served to mitigate price volatility and explains some of the more stable performance of the loan market, compared with the high-yield market’s higher volatility.

The Fed’s winding down of its quantitative easing program last fall sparked a sell-off across equity and credit markets, and volatility increased in reaction to the drop in energy prices and a softening global economic outlook. Nonetheless, U.S. equities rose strongly over the period, with many indexes hitting record highs. Liquidity coming out of Europe and Asia continue to maintain the positive environment for U.S. risk assets, and the period leading up to Fed tightening has historically been good for equities.

Discuss the Fund’s approach to duration.

Although the Fund has no set policy regarding portfolio duration or maturity, the Fund currently maintains a low-duration target but adds opportunistically to attractive long duration assets when it can take advantage of short-term fluctuations in interest rates.

What is the overall credit quality of the portfolio?

The Fund has the ability to invest up to 60% of its total assets in below-investment grade securities of any rating (including securities rated below “CCC” by Moody’s or “Caa2” by S&P or that, at the time of purchase, are in default). As of the Fund’s fiscal year end, approximately 55% of the Fund’s total investments were invested in below-investment grade securities. The Fund’s flexibility to invest in equity securities and income securities across the credit rating spectrum gives the Fund the ability to more effectively pursue its strategy. For a complete breakdown of credit quality, please refer to page 14 of this report.

How is the Fund positioned as of the end of the period?

The Fund remains significantly invested in ABS and bank loans, sectors that benefit from a low duration and may benefit from further spread tightening as the U.S. economy continues to improve. Among its ABS holdings, the Fund remains focused on commercial ABS and CLOs.

The Fund remains overweight in floating rate securities. This is in line with our view that interest rates should continue to remain low but volatile for the foreseeable future, and meets investors’ need to protect against the inevitable volatility associated with an eventual change in policy from the Fed. The Fed is not expected to raise rates until the second half of 2015, if not 2016. However, we believe that the market should continue to focus on factors outside of the fundamentals that underscore our positive outlook on credit, and in this environment we believe that floating rate assets should outperform.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

What is the Fund’s leverage strategy?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Fund’s total return during this period. The purpose of leverage is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

As of May 31, 2015, the amount of leverage was approximately 32% of total managed assets. The Fund employs leverage through two vehicles: reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash which can be used for additional investments, and a committed financing facility through a leading financial institution. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Please see guggenheiminvestments.com/gof for a detailed discussion of the Fund’s risks and considerations.

10 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2015

Fund Statistics
Share Price	$21.21
Net Asset Value	$19.61
Premium to NAV	8.16%
Net Assets ($000)	$342,988

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(07/26/07)
Guggenheim Strategic Opportunities Fund
NAV	6.39%	12.13%	13.11%	11.64%
Market	8.08%	10.92%	14.82%	12.26%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Ten Largest Holdings
(% of Total Net Assets)
SPDR S&P 500 ETF Trust	6.5%
iShares Russell 2000 Index ETF	4.7%
SPDR Dow Jones Industrial Average ETF Trust	4.6%
Goldman Sachs Group, Inc., 5.50%	2.0%
Motel 6 Trust 2015-MTL6, 5.28% due 02/05/30	1.8%
Fortress Credit Opportunities-2005-A1, 0.60% due 07/15/19	1.6%
Airplanes Pass Through Trust-2001-1A, 0.73% due 03/15/19	1.5%
Citigroup Mortgage Loan Trust 2006-FX1, 5.78% due 10/25/36	1.3%
Gramercy Real Estate CDO 2007-1 Ltd., 0.55% due 08/15/56	1.2%
Attentus CDO III Ltd. 2007-3A, 0.54% due 10/11/42	1.1%
Top Ten Total	26.3%
“Ten Largest Holdings” exclude any temporary cash or derivative investments.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited) continued	May 31, 2015

12 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2015

Holdings Diversification
(Market Exposure as a % of Net Assets)
Investments:
Asset Backed Securities	46.1%
Corporate Bonds	40.2%
Senior Floating Rate Interests	24.9%
Exchange Traded Funds	18.5%
Collateralized Mortgage Obligations	6.2%
Preferred Stocks	5.9%
Municipal Bonds	4.0%
Foreign Government Bonds	1.9%
Money Market Fund	1.3%
Common Stocks	0.2%
Warrants	0.0%*
Total Investments	149.2%
Call Options Written	-0.1%
Other Assets & Liabilities, net	-49.1%
Net Assets	100.0%
*Less than 0.1%

Holdings diversification and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	May 31, 2015

Portfolio Composition by Quality Rating*

	% of Total
Rating	Investments
Fixed Income Instruments
AAA	1.6%
AA	4.0%
A	6.6%
BBB	19.7%
BB	13.8%
B	22.1%
CCC	10.0%
CC	0.4%
C	0.0	%***
D	0.0	%***
NR**	8.4%
Other Instruments
Other	12.5%
Short Term Investments	0.9%
Total Investments	100.0%

*
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.

***	Less than 0.1%.

14 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	May 31, 2015

	Shares	Value
COMMON STOCKS† – 0.2%
Basic Materials – 0.1%
Mirabela Nickel Ltd.*	5,244,841	$ 501,246
Communications – 0.1%
Cengage Learning Acquisitions, Inc.*,††	11,126	305,965
Consumer, Cyclical – 0.0%**
Deb Stores Holding LLC*,†††,1	9,389	–
Total Common Stocks
(Cost $2,144,013)		807,211
PREFERRED STOCKS† – 5.9%
Financial – 4.8%
Goldman Sachs Group, Inc., 5.50%2,3	269,144	6,690,919
Aspen Insurance Holdings Ltd., 5.95%2,3	124,000	3,188,040
Morgan Stanley, 6.38%3	60,000	1,566,600
Wells Fargo & Co., 5.85%2,3	60,000	1,551,600
Kemper Corp., 7.38%	49,102	1,300,712
Morgan Stanley, 7.13%3	28,000	791,840
Aegon N.V., 6.38%2	20,000	504,000
AgriBank FCB, 6.88%2,3	4,000	420,250
City National Corp., 6.75%,2,3	12,000	344,160
Total Financial		16,358,121
Industrial – 0.7%
Seaspan Corp., 6.38%	98,000	2,458,820
Communications – 0.4%
Centaur Funding Corp., 9.08%,2,5	1,000	1,235,938
Total Preferred Stocks
(Cost $19,109,782)		20,052,879
WARRANTS††† – 0.0%**
Alion Science & Technology Corp
03/15/171,2	1,050	–
Total Warrants
(Cost $11)		–
EXCHANGE-TRADED FUNDS† – 18.5%
SPDR S&P 500 ETF Trust2,6	105,200	22,210,876
iShares Russell 2000 Index ETF2,6	128,800	15,960,896
SPDR Dow Jones Industrial Average ETF Trust2,6	87,300	15,723,603
SPDR S&P MidCap 400 ETF Trust2,6	11,400	3,164,640
Consumer Discretionary Select Sector SPDR Fund2,6	20,900	1,594,670
Financial Select Sector SPDR Fund2,6	64,300	1,581,780

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Shares	Value
EXCHANGE-TRADED FUNDS† – 18.5% (continued)
Industrial Select Sector SPDR Fund2,6	27,900	$ 1,557,099
Energy Select Sector SPDR Fund2,6	19,800	1,551,726
Total Exchange-Traded Funds
(Cost $61,931,787)		63,345,290
MONEY MARKET FUND† – 1.3%
Dreyfus Treasury Prime Cash Management Institutional Shares
(Cost $4,581,116)	4,581,116	4,581,116
	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 46.1%
AASET
2014-1, 7.38% due 12/15/293	3,871,795	3,871,795
2014-1, 5.13% due 12/15/293	1,935,897	1,937,833
Fortress Credit Opportunities
2005-1A, 0.61% due 07/15/192,3,5	5,833,629	5,332,522
Airplanes Pass Through Trust
2001-1A, 0.74% due 03/15/192,3	12,405,307	5,024,149
Castlelake Aircraft Securitization Trust 2014-1
2014-1, 7.50% due 02/15/29	2,419,495	2,449,497
2014-1, 5.25% due 02/15/29	2,016,059	2,006,987
Churchill Financial Cayman Ltd.
2007-1A, 2.87% due 07/10/192,3,5	3,500,000	3,427,900
2007-1A, 8.37% due 07/10/192,5	1,000,000	1,006,200
Citigroup Mortgage Loan Trust 2006-FX1
2006-FX1, 5.78% due 10/25/367	5,044,729	4,388,465
Gramercy Real Estate CDO 2007-1 Ltd.
2007-1A, 0.55% due 08/15/563,5	4,622,912	4,198,066
Attentus CDO III Ltd.
2007-3A, 0.54% due 10/11/422,3,5	4,339,535	3,938,128
Cedar Woods CRE CDO Ltd.
2006-1A, 0.45% due 07/25/51	4,170,003	3,805,961
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/3011	3,000,000	3,027,601
Fortress Credit Funding V, LP
2015-5A, 5.68% due 08/15/223,5	3,000,000	2,987,100
Newstar Trust
2012-2A, 6.99% due 01/20/233,5	3,000,000	2,974,500
ACAS CLO 2012-1 Ltd.
2014-1AR, 4.52% due 09/20/232,3,5	2,750,000	2,750,000
N-Star REL CDO VIII Ltd.
2006-8A, 0.54% due 02/01/413,5	1,750,000	1,619,275
2006-8A, 0.47% due 02/01/413,5	927,270	904,274
RAIT CRE CDO I Ltd.
2006-1X, 0.51% due 11/20/46	2,757,872	2,511,319

See notes to financial statements.

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 46.1% (continued)
ARES XXVI CLO Ltd.
2013-1A due 04/15/255,8	3,700,000	$ 2,376,510
Garrison Funding 2015-1 Ltd.
2015-1A, 4.53% due 05/25/273,5	2,500,000	2,355,250
Rise Ltd.
4.75% due 02/12/39	1,843,750	1,862,187
6.50% due 02/12/39	468,750	473,438
321 Henderson Receivables III LLC
2008-1A, 10.81% due 01/15/505	500,000	793,000
2008-1A, 9.36% due 01/15/485	500,000	739,500
2008-1A, 8.37% due 01/15/462,5	500,000	705,850
Highland Park CDO I Ltd.
2006-1A, 0.59% due 11/25/513,5	1,312,784	1,252,133
2006-1A, 0.66% due 11/25/512,3,5	1,500,000	957,750
Avery 2013-3X due 01/18/258	2,399,940	2,207,945
Carlyle Global Market Strategies CLO 2012-3 Ltd.
2012-3A due 10/04/245,8	2,600,000	2,127,060
Babcock & Brown Air Funding I Ltd.
2007-1A, 0.49% due 11/14/332,3,5	1,367,423	1,162,310
2007-1X, 0.49% due 11/14/33	1,063,551	904,019
Atlas Senior Loan Fund II Ltd.
2012-2A due 01/30/242,5,8	2,600,000	2,010,580
Dryden Senior Loan Fund
3.76% due 10/20/20	2,000,000	1,944,600
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 5.27% due 03/31/273,5	2,000,000	1,944,400
N-Star Real Estate CDO IX Ltd.
0.50% due 02/01/41	1,978,176	1,929,512
Golub Capital Partners Clo 24M Ltd.
2015-24A, 4.52% due 02/05/273,5	2,000,000	1,927,600
Finn Square CLO Ltd.
2012-1A due 12/24/235,8	2,500,000	1,914,500
Treman Park CLO LLC
2015-1A due 04/20/275,8	2,000,000	1,896,000
OHA Credit Partners IX Ltd.
2013-9A due 10/20/255,8	2,000,000	1,854,600
Monroe Capital CLO 2014-1 Ltd.
2014-1A, 5.01% due 10/22/263,5	1,750,000	1,723,575
Great Lakes CLO 2012-1 Ltd.
2012-1A due 01/15/232,5,8	2,500,000	1,696,250
TCW Global Project Fund II Ltd.
2004-1A, 2.23% due 06/24/162,3,5	2,000,000	1,640,000
2004-1A, 1.63% due 06/24/163,5	25,594	25,338
KVK CLO 2013-1 Ltd.
2013-1A due 04/14/252,5,8	2,300,000	1,661,750

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 46.1% (continued)
Nationstar HECM Loan Trust 2014-1A
2014-1A, 4.50% due 11/25/172,5	1,614,837	$ 1,623,395
Neuberger Berman CLO Ltd.
2012-12A due 07/25/235,8	2,500,000	1,587,000
Mountain Hawk II CLO Ltd.
2013-2A, 3.43% due 07/22/243,5	1,750,000	1,584,625
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/382,5,7	1,531,771	1,564,321
Aircraft Certificate Owner Trust
2003-1A, 7.00% due 09/20/222,5	1,482,896	1,534,501
NCBJ 2015-1 A
2015-1A, 5.88% due 07/08/22	1,500,000	1,481,400
GSAA Home Equity Trust 2006-18
2006-18, 6.00% due 11/25/367	2,235,251	1,479,030
Babson CLO Limited 2012-II
2012-2A due 05/15/235,8	2,000,000	1,478,200
ALM XIV Ltd.
2014-14A, 3.73% due 07/28/262,3,5	1,500,000	1,462,350
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 5.18% due 10/15/262,3,5	1,500,000	1,460,400
GoldenTree Loan Opportunities III Ltd.
2007-3A, 3.48% due 05/01/222,3,5	1,500,000	1,458,900
Cerberus Onshore II CLO LLC
2014-1A, 4.28% due 10/15/232,3,5	1,250,000	1,192,375
2014-1A, 3.78% due 10/15/232,3,5	250,000	248,100
Madison Park Funding VIII Ltd.
2014-8AR, 4.13% due 04/22/222,3,5	1,300,000	1,305,200
TCW Global Project Fund III Ltd.
2005-1A, 5.79% due 09/01/172,5	1,000,000	980,000
2005-1A, 0.93% due 09/01/173,5	286,731	280,280
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.53% due 07/25/253,5	750,000	726,000
2014-1A, 5.97% due 07/25/255	500,000	502,200
Glenn Pool Oil & Gas Trust
6.00% due 08/02/21†††	1,200,945	1,224,123
Rosedale CLO Ltd.
2006-A, 0.69% due 07/24/212,3,5	1,227,467	1,222,189
Business Loan Express SBA Loan Trust 2006-1
2006-AA, 0.42% due 10/20/383,5	1,369,364	1,211,823
MCF CLO I LLC
2013-1A, 6.03% due 04/20/233,5	1,250,000	1,164,500
Keuka Park CLO Limited 2013-1
2013-1A due 10/21/245,8	1,500,000	1,155,450
Ares XXV CLO Ltd.
2013-3A due 01/17/245,8	1,750,000	1,123,325

See notes to financial statements.

18 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 46.1% (continued)
DIVCORE CLO Ltd.
2013-1A B, 4.09% due 11/15/322	1,000,000	$ 1,004,700
Sound Point CLO I Ltd.
2012-1A, 4.86% due 10/20/232,3,5	1,000,000	1,003,500
Voya CLO Ltd.
2015-3AR, 4.21% due 10/15/222,3,5	1,000,000	1,002,700
Cent CLO 16, LP
2014-16AR, 4.75% due 08/01/242,3,5	1,000,000	1,000,100
KKR Financial CLO Ltd.
2007-1X, 5.27% due 05/15/212	1,000,000	999,200
Sound Point CLO III Ltd.
2013-2A, 4.18% due 07/15/252,3,5	1,000,000	994,300
AIM Aviation Finance Ltd.
2015-1A, 5.07% due 02/15/402,5,7	982,143	991,964
Dryden 37 Senior Loan Fund
2015-37A due 04/15/275,8	1,050,000	976,395
Fortress Credit Opportunities III CLO, LP
2014-3A, 3.52% due 04/28/262,3,5	1,000,000	973,400
Kingsland VI Ltd.
2013-6A, 3.93% due 10/28/242,3,5	1,000,000	968,100
Cerberus Onshore II CLO-2 LLC
2014-1A, 4.42% due 10/15/232,3,5	1,000,000	962,700
AABS
4.88% due 01/10/38	939,583	956,026
NewStar Commercial Loan Trust 2007-1
2007-1A, 1.58% due 09/30/222,3,5	500,000	478,150
2007-1A, 2.58% due 09/30/223,5	500,000	460,650
Global Leveraged Capital Credit Opportunity Fund
2006-1A, 1.28% due 12/20/182,3,5	900,000	893,520
BBAM Acquisition Finance
5.38% due 09/17/16	646,900	650,134
6.25% due 09/17/16	250,000	241,250
West CLO 2013-1 Ltd.
2013-1A due 11/07/255,8	1,350,000	886,005
Aerco Ltd.
2000-2A, 0.64% due 07/15/253	2,066,319	835,619
Atlas Senior Loan Fund IV Ltd.
2014-2A, 2.97% due 02/17/262,3,5	850,000	833,000
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/485	790,330	813,171
Katonah IX CLO Ltd.
2006-9A, 1.00% due 01/25/192,3,5	800,000	782,080
Carlyle Global Market Strategies CLO 2012-2 Ltd.
2014-2AR, 4.18% due 07/20/232,3,5	750,000	750,000
Northwind Holdings LLC
2007-1A, 1.04% due 12/01/372,3,5	807,829	735,125

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 46.1% (continued)
Putnam Structured Product CDO 2002-1 Ltd.
2002-1A, 0.86% due 01/10/382,3,5	740,086	$ 690,056
CIFC Funding 2012-II Ltd.
2012-2A, 4.52% due 12/05/243,5	610,000	610,000
GSAA Home Equity Trust 2007-7
2007-7, 0.45% due 07/25/372,3	629,649	531,789
NXT Capital CLO 2013-1 LLC
2013-1A, 4.43% due 04/25/242,3,5	500,000	502,050
Credit Card Pass-Through Trust 2012-BIZ
2012-BIZ, 0.00%†††4,5,8	571,081	501,181
NewStar Commercial Loan Funding 2014-1 LLC
2014-1A, 5.03% due 04/20/253,5	500,000	499,950
COA Summit CLO Limited 2014-1
2014-1A, 4.13% due 04/20/232,3,5	500,000	498,800
Liberty CLO Ltd.
2005-1A, 0.78% due 11/01/172,3,5	500,000	498,450
Diversified Asset Securitization Holdings II, LP
2000-1A, 0.76% due 09/15/353,5	460,507	453,323
2000-1X, 0.76% due 09/15/353	27,343	26,916
Great Lakes CLO 2014-1 Ltd.
2014-1A, 4.48% due 04/15/252,3,5	500,000	479,250
MCF CLO IV LLC
2014-1A, 6.19% due 10/15/253,5	500,000	453,800
Connecticut Valley Structured Credit CDO III Ltd.
2006-3A, 6.68% due 03/23/232,5	441,767	439,381
New Century Home Equity Loan Trust 2005-1
2005-1, 0.90% due 03/25/353	468,835	406,327
Gramercy Park CLO Ltd.
2014-1AR, 4.32% due 07/17/232,3,5	400,000	400,000
Vega Containervessel plc
2006-1A, 5.56% due 02/10/212,5	402,691	398,623
Salus CLO Ltd.
2013-1AN, 6.98% due 03/05/212,3,5	400,000	398,360
Airlie CLO
2006-2A, 1.03% due 12/20/202,3,5	400,000	382,560
Marathon CLO II Ltd.
2005-2A due 12/20/195,8	3,000,000	352,200
Golub Capital Partners CLO 18 Ltd.
2014-18A, 4.28% due 04/25/262,3,5	300,000	279,930
NewStar Commercial Loan Funding 2013-1 LLC
2013-1A, 5.55% due 09/20/232,3,5	250,000	248,825
OFSI Fund Ltd.
2006-1A, 1.12% due 09/20/192,3,5	250,000	248,500
Gale Force CLO Ltd.
2007-3A, 0.98% due 04/19/212,3,5	250,000	237,150

See notes to financial statements.

20 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 46.1% (continued)
Insurance Note Capital VII
2005-1R1A, 0.48% due 06/09/332,3,5	242,000	$ 227,480
Putnam Structured Product CDO
2008-1A, 0.64% due 10/15/383,5	228,161	219,741
Business Loan Express Business Loan Trust 2007-A
2007-AA, 0.58% due 10/20/402,3,5	296,924	216,460
Blade Engine Securitization Ltd.
2006-1A, 3.19% due 09/15/412,3,5	457,421	183,609
New Century Home Equity Loan Trust
2004-A, 5.47% due 08/25/343	42,234	42,564
Bush Truck Leasing LLC
2011-AA, 5.00% due 09/25/182,5	21,607	19,785
Blue Falcon
A-2, 3.18% due 12/25/162	4,424	4,416
Total Asset Backed Securities
(Cost $157,493,993)		157,940,181
CORPORATE BONDS†† – 40.2%
Financial – 21.9%
Bank of America Corp.
6.09%2,4,9	1,750,000	1,765,313
5.13%2,4,9	1,350,000	1,329,750
6.50%2,4,9	1,000,000	1,057,500
6.25%2,4,9	900,000	916,875
Citigroup, Inc.
5.95%2,4,9	3,000,000	2,958,750
5.88%2,4,9	2,075,000	2,103,531
JPMorgan Chase & Co.
5.00%2,4,9	3,100,000	3,057,374
6.09%2,4,9	1,000,000	1,026,250
Fifth Third Bancorp
4.89%2,4,9	3,000,000	2,876,250
5.10%2,4,9	1,000,000	945,000
Prudential Financial, Inc.
5.63% due 06/15/432,9	3,500,000	3,714,374
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.50% due 04/15/212,5	2,150,000	2,144,625
7.38% due 04/01/202,5	950,000	952,375
HSBC Holdings plc
6.38%2,4,9	3,000,000	3,081,750
QBE Capital Funding III Ltd.
7.25% due 05/24/412,5,9	2,650,000	2,977,938
Wilton Re Finance LLC
5.88% due 03/30/332,5,9	2,750,000	2,951,548
GMH Military Housing-Navy Northeast LLC
6.30% due 10/15/49	2,910,000	2,861,985

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.2% (continued)
Financial – 21.9% (continued)
Customers Bank
6.13% due 06/26/292,5,9	2,500,000	$ 2,568,750
Barclays plc
6.63%2,4,9	1,362,000	1,350,931
8.25%2,4,9	950,000	1,015,617
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
6.00% due 08/01/202	2,000,000	2,150,000
AmTrust Financial Services, Inc.
6.13% due 08/15/232	2,000,000	2,110,400
Nordea Bank AB
6.13%2,4,5,9	2,000,000	2,048,760
Cadence Bank North America
6.24% due 06/28/299,11	1,600,000	1,636,000
RBS Capital Trust II
6.43%2,4,9	1,400,000	1,592,500
Pacific Premier Bancorp, Inc.
5.75% due 09/03/242,11	1,500,000	1,552,500
Credit Suisse Group AG
6.24%2,4,5,9	1,550,000	1,520,938
National Financial Partners Corp.
9.00% due 07/15/212,5	1,500,000	1,516,875
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/212,5	1,450,000	1,511,625
Lock AS
7.00% due 08/15/21	1,200,000 EUR	1,420,177
Cadence Financial Corp.
4.88% due 06/28/192,11	1,350,000	1,360,125
Credit Acceptance Corp.
6.13% due 02/15/212	1,320,000	1,336,500
MetLife Capital Trust IV
7.88% due 12/15/372,5	1,000,000	1,297,500
NewStar Financial, Inc.
7.25% due 05/01/202,5	1,250,000	1,278,125
KeyCorp Capital III
7.75% due 07/15/292	1,000,000	1,257,183
Greystar Real Estate Partners LLC
8.25% due 12/01/222,5	1,100,000	1,166,000
AXA S.A.
6.38%2,4,5,9	1,000,000	1,111,880
Voya Financial, Inc.
5.65% due 05/15/532,9	1,000,000	1,037,500
Corporation Financiera de Desarrollo S.A.
5.24% due 07/15/292,5,9	1,000,000	1,036,000

See notes to financial statements.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.2% (continued)
Financial – 21.9% (continued)
Wells Fargo & Co.
5.90%2,4,9	1,000,000	$ 1,030,000
Pacific Beacon LLC
5.63% due 07/15/515	727,255	658,398
Scottrade Financial Services, Inc.
6.13% due 07/11/212,5	500,000	545,598
Tri-Command Military Housing LLC
5.38% due 02/15/485	562,305	518,001
Cabot Financial Luxembourg S.A.
6.50% due 04/01/215	350,000 GBP	513,604
Morgan Stanley
5.55%2,4,9	500,000	501,875
Ironshore Holdings US, Inc.
8.50% due 05/15/202,5	400,000	478,723
Jefferies LoanCore LLC / JLC Finance Corp.
6.88% due 06/01/202,5	400,000	389,000
Nationwide Mutual Insurance Co.
9.38% due 08/15/392,5	250,000	386,153
Prosight Global Inc.
7.50% due 11/26/20†††	250,000	258,375
LCP Dakota Fund
10.00% due 08/17/15	46,200	46,200
12.50% due 08/17/15	33,000	33,000
Total Financial		74,956,001
Energy – 4.0%
ContourGlobal Power Holdings S.A.
7.13% due 06/01/192,5	2,200,000	2,293,500
Penn Virginia Resource Partners Limited Partnership /
Penn Virginia Resource Finance Corp.
8.38% due 06/01/202	1,849,000	2,029,647
Keane Group Holdings LLC
8.50% due 08/08/19†††,1	1,975,000	1,886,125
FTS International, Inc.
7.81% due 06/15/203,5	1,375,000	1,374,401
Gibson Energy, Inc.
6.75% due 07/15/212,5	1,275,000	1,326,000
Odebrecht Offshore Drilling Finance Ltd.
6.63% due 10/01/222,5	1,376,050	1,228,813
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
7.75% due 01/15/212	1,425,000	1,068,750
SandRidge Energy, Inc.
8.75% due 06/01/205	900,000	892,688
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/222,5	1,216,133	580,704

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.2% (continued)
Energy – 4.0% (continued)
IronGate Energy Services LLC
11.00% due 07/01/182,11	600,000	$ 469,500
Ultra Resources, Inc.
4.51% due 10/12/20†††	500,000	435,600
Total Energy		13,585,728
Consumer, Non-cyclical – 3.4%
Vector Group Ltd.
7.75% due 02/15/212	2,190,000	2,354,249
Bumble Bee Holdings, Inc.
9.00% due 12/15/172,5	2,082,000	2,186,100
American Seafoods Group LLC / American Seafoods Finance, Inc.
10.75% due 05/15/162,11	2,026,000	2,000,675
Valeant Pharmaceuticals International, Inc.
6.75% due 08/15/182,5	1,500,000	1,585,313
Central Garden & Pet Co.
8.25% due 03/01/182	1,538,000	1,575,681
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/222,5	1,300,000	1,306,500
Physio-Control International, Inc.
9.88% due 01/15/192,5	457,000	491,321
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/212,5	250,000	266,875
Total Consumer, Non-cyclical		11,766,714
Industrial – 3.3%
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/272,5	2,018,139	2,048,411
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/192	1,800,000	1,620,000
Quality Distribution LLC / QD Capital Corp.
9.88% due 11/01/182	1,376,000	1,448,240
BMBG Bond Finance SCA
5.01% due 10/15/203,5	1,200,000 EUR	1,327,915
Reliance Intermediate Holdings, LP
6.50% due 04/01/232,5	1,000,000	1,040,000
America West Airlines 2001-1 Pass Through Trust
7.10% due 04/02/212	865,615	956,505
LMI Aerospace, Inc.
7.38% due 07/15/192,5	600,000	597,000
NPC International Incorporated / NPC Operating Company A Inc /
NPC Operating Co B Inc
10.50% due 01/15/20	505,000	532,775
Unifrax I LLC / Unifrax Holding Co.
7.50% due 02/15/192,5	500,000	508,460

See notes to financial statements.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.2% (continued)
Industrial – 3.3% (continued)
CEVA Group plc
7.00% due 03/01/212,5	500,000	$ 495,000
Epicor Software
9.25% due 05/21/23	500,000	485,000
Agua Caliente Band of Cahuilla Indians
6.35% due 10/01/1511	184,000	185,474
Atlas Air 2000-1 Class A Pass Through Trust
8.71% due 01/02/192	153,831	157,292
Atlas Air 1998-1 Class A Pass Through Trust
7.38% due 01/02/182	65,830	65,830
Total Industrial		11,467,902
Consumer, Cyclical – 2.5%
GRD Holdings III Corp.
10.75% due 06/01/192,5	2,445,000	2,645,000
Nathan’s Famous, Inc.
10.00% due 03/15/202,11	1,350,000	1,456,312
PF Chang’s China Bistro, Inc.
10.25% due 06/30/202,5	1,255,000	1,292,650
HP Communities LLC
6.82% due 09/15/532,5	989,130	1,033,058
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/172,5	600,000	650,250
Argos Merger Sub, Inc.
7.13% due 03/15/232,5	500,000	530,000
WMG Acquisition Corp.
6.75% due 04/15/222,5	330,000	320,513
Atlas Air 1999-1 Class A-1 Pass Through Trust
7.20% due 01/02/192	302,402	308,450
Seminole Hard Rock Entertainment Incorporated / Seminole Hard Rock International LLC
5.88% due 05/15/212,5	150,000	151,500
Total Consumer, Cyclical		8,387,733
Communications – 2.3%
SITEL LLC / Sitel Finance Corp.
11.00% due 08/01/172,5	2,575,000	2,652,250
MDC Partners, Inc.
6.75% due 04/01/202,5	2,350,000	2,332,375
Time Warner Cable, Inc.
4.50% due 09/15/422	2,000,000	1,735,084
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
9.75% due 04/01/212	725,000	802,938
Avaya, Inc.
7.00% due 04/01/192,5	530,000	530,000
Total Communications		8,052,647

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 40.2% (continued)
Basic Materials – 1.1%
TPC Group, Inc.
8.75% due 12/15/202,5	1,830,000	$ 1,770,525
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,1	1,207,767	1,207,767
1.00% due 07/31/44†††,1	27,468	–
Eldorado Gold Corp.
6.13% due 12/15/202,5	500,000	492,500
KGHM International Ltd.
7.75% due 06/15/192,5	300,000	312,300
Total Basic Materials		3,783,092
Diversified – 0.8%
Opal Acquisition, Inc.
8.88% due 12/15/212,5	2,205,000	2,171,925
HRG Group, Inc.
7.88% due 07/15/192	300,000	317,700
7.75% due 01/15/22	200,000	195,000
Total Diversified		2,684,625
Technology – 0.6%
Aspect Software, Inc.
10.63% due 05/15/172	1,190,000	1,071,000
Eagle Midco, Inc.
9.00% due 06/15/182,5	950,000	969,000
Total Technology		2,040,000
Utilities – 0.3%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/232,5	1,150,000	1,190,250
Total Corporate Bonds
(Cost $134,225,338)		137,914,692
SENIOR FLOATING RATE INTERESTS3,†† – 24.9%
Industrial – 5.5%
CareCore National LLC
5.50% due 03/05/21	2,877,965	2,892,354
Fortescue Metals Group Ltd.
3.75% due 06/30/19	2,842,532	2,572,776
SIRVA Worldwide, Inc.
7.50% due 03/27/19	1,764,000	1,772,820
Knowledge Learning Corp.
5.25% due 03/18/21	1,485,000	1,491,192

See notes to financial statements.

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS3,†† – 24.9% (continued)
Industrial – 5.5% (continued)
HBC Hardware Holdings
6.75% due 03/30/20	1,492,500	$ 1,453,397
CPM Holdings
6.00% due 04/11/22	1,000,000	999,380
American Tire Distributors, Inc.
5.25% due 09/01/21	942,946	951,593
Mast Global
8.75% due 09/12/19†††,1	846,302	840,185
Hunter Defense Technologies
6.50% due 08/05/19	780,000	780,000
AlliedBarton Security Services LLC
8.00% due 08/13/21	726,027	728,445
Flakt Woods
4.75% due 03/20/17†††,1	653,616 EUR	704,623
Ranpak
8.25% due 10/03/22	700,000	699,419
Mitchell International, Inc.
8.50% due 10/11/21	700,000	698,691
VAT Holding AG
4.75% due 02/11/21	659,167	658,066
NaNa Development Corp.
8.00% due 03/15/18	672,353	655,544
Bioplan / Arcade
5.75% due 09/23/21	400,000	354,000
SI Organization
5.75% due 11/23/19	322,204	323,654
Doncasters Group Ltd.
9.50% due 10/09/20	165,517	165,103
Carey International, Inc.
9.00% due 07/31/15†††,1	40,943	16,377
Total Industrial		18,757,619
Consumer, Cyclical – 4.3%
Sears Holdings Corp.
5.50% due 06/30/18	1,994,055	1,975,988
ABRA Auto Body
4.75% due 09/17/21	1,466,000	1,470,882
8.25% due 09/19/22	500,000	502,500
STG-Fairway Acquisitions, Inc.
6.25% due 02/28/19	1,274,013	1,266,853
10.50% due 08/28/19†††,1	450,000	447,030
Fitness International LLC
5.50% due 07/01/20	1,315,063	1,285,474
National Vision, Inc.
6.75% due 03/11/22	1,200,000	1,167,000

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS3,†† – 24.9% (continued)
Consumer, Cyclical – 4.3% (continued)
Jacobs Entertainment, Inc.
5.25% due 10/29/18	1,108,415	$ 1,102,873
Eyemart Express
5.00% due 12/18/21	997,500	1,003,734
Sky Bet Cyan Blue HoldCo
6.50% due 02/25/22	650,000 GBP	998,081
Implus
7.00% due 04/30/21	1,000,000	985,200
Ollies Bargain Outlet
4.75% due 09/28/19	721,762	718,153
Talbots, Inc.
5.50% due 03/19/20	521,053	511,283
Navistar, Inc.
5.75% due 08/17/17	361,111	362,014
Alexander Mann Solutions Ltd.
5.75% due 12/20/19	363,073	359,442
GCA Services Group, Inc.
9.25% due 11/01/20	320,000	321,600
Capital Automotive LP
6.00% due 04/30/20	210,000	213,324
Deb Stores Holding LLC
1.50% due 10/11/16†††,1,12	676,598	60,894
CKX Entertainment, Inc.
9.00% due 06/21/17	96,850	33,898
Total Consumer, Cyclical		14,786,223
Consumer, Non-cyclical – 3.8%
AT Home Holding III
5.00% due 05/19/22	2,000,000	1,990,001
Performance Food Group
6.25% due 11/14/19	1,876,687	1,883,724
Harvard Drug
5.00% due 08/16/20	1,529,630	1,531,542
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21	1,150,000	1,156,567
AdvancePierre Foods, Inc.
9.50% due 10/10/17	1,131,000	1,140,896
Taxware Holdings
7.50% due 04/01/22†††,1	1,000,000	990,176
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19	993,739	990,012
Foundation Building Materials
12.00% due 04/30/19†††	1,000,000	990,000

See notes to financial statements.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS3,†† – 24.9% (continued)
Consumer, Non-cyclical – 3.8% (continued)
ABG Intermediate Holdings 2 LLC
5.50% due 05/27/21	495,000	$ 495,827
CTI Foods Holding Co. LLC
8.25% due 06/28/21	450,000	436,500
Pelican Products, Inc.
5.25% due 04/10/20	396,000	394,269
NES Global Talent
6.50% due 10/03/19	345,385	328,116
Hostess Brands
6.75% due 04/09/20	297,000	300,713
Targus Group International, Inc.
14.75% due 05/24/16	227,790	185,649
Rite Aid Corp.
5.75% due 08/21/20	100,000	101,000
Total Consumer, Non-cyclical		12,914,992
Technology – 3.5%
TIBCO Software, Inc.
6.50% due 12/04/20	1,945,125	1,944,640
Deltek, Inc.
4.50% due 10/10/18	1,392,294	1,397,083
Greenway Medical Technologies
6.00% due 11/04/20	1,086,250	1,086,250
Epicor Software
4.75% due 05/12/22	1,000,000	1,000,940
Sparta Holding Corp.
6.83% due 07/28/20†††,1	995,000	986,443
MRI Software LLC
5.25% due 02/04/21	940,500	936,973
EIG Investors Corp.
5.00% due 11/09/19	929,223	926,129
Touchtunes Interactive
5.75% due 05/28/21	900,000	900,000
Data Device Corp.
5.75% due 07/15/20	883,125	878,709
Active Network, Inc.
5.50% due 11/13/20	593,987	591,510
Advanced Computer Software
10.50% due 01/31/23	500,000	485,000
Aspect Software, Inc.
7.25% due 05/07/16	469,891	466,367
GlobalLogic Holdings, Inc.
6.25% due 05/31/19	345,625	345,625
Total Technology		11,945,669

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS3,†† – 24.9% (continued)
Communications – 2.4%
Avaya, Inc.
6.50% due 03/31/18	1,763,185	$ 1,761,581
6.25% due 04/30/20	1,400,589	1,394,636
Anaren, Inc.
9.25% due 08/18/21	1,000,000	1,000,000
5.50% due 02/18/21	987,500	985,031
Cengage Learning Acquisitions, Inc.
7.62% due 03/31/20	1,688,851	1,692,770
Asurion Corp.
5.00% due 05/24/19	783,903	786,451
GOGO LLC
11.25% due 03/21/18	620,616	636,131
7.50% due 03/21/18	80,515	78,905
Total Communications		8,335,505
Financial – 2.4%
Acrisure
5.25% due 05/19/22	1,621,978	1,616,918
Trademonster
7.25% due 08/29/19†††,1	1,492,500	1,486,082
Safe-Guard
6.25% due 08/19/21	1,339,667	1,341,341
DTZ US Borrower LLC
5.50% due 11/04/21	997,500	1,001,241
Expert Global Solutions
8.50% due 04/03/18	852,000	852,000
Magic Newco, LLC
12.00% due 06/12/19	750,000	816,563
American Stock Transfer & Trust
5.75% due 06/26/20	480,761	477,756
AmWINS Group, LLC
5.25% due 09/06/19	347,339	349,836
HDV Holdings
5.75% due 09/17/20	180,000	178,272
Cunningham Lindsey U.S., Inc.
9.25% due 06/10/20	116,932	113,424
Total Financial		8,233,433
Energy – 1.2%
PSS Companies
5.50% due 01/28/20	1,886,980	1,434,105

See notes to financial statements.

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS3,†† – 24.9% (continued)
Energy – 1.2% (continued)
FTS International, Inc.
5.75% due 04/16/21	1,362,727	$ 1,136,596
Cactus Wellhead
7.00% due 07/31/20	995,000	825,850
Floatel International Ltd.
6.00% due 06/27/20	738,769	591,200
Total Energy		3,987,751
Basic Materials – 0.9%
Noranda Aluminum Acquisition Corp.
5.75% due 02/28/19	2,376,841	2,170,365
Hoffmaster Group, Inc.
5.25% due 05/09/20	744,375	748,097
Ennis Flint Road Infrastructure
7.75% due 09/30/21	140,000	131,600
Total Basic Materials		3,050,062
Utilities – 0.5%
Panda Stonewall
6.50% due 11/13/21	1,200,000	1,212,504
ExGen Renewables I LLC
5.25% due 02/06/21	669,344	678,547
Total Utilities		1,891,051
Transportation – 0.4%
Ceva Group Plc (United Kingdom)
6.50% due 03/19/21	589,655	560,172
OneSky
15.00% due 06/03/19†††	503,708	518,820
Ceva Logistics US Holdings
6.50% due 03/19/21	273,103	259,448
Ceva Logistics Holdings BV (Dutch)
6.50% due 03/19/21	198,000	188,100
Ceva Logistics Canada, ULC
6.50% due 03/19/21	34,138	32,431
Total Transportation		1,558,971
Total Senior Floating Rate Interests
(Cost $86,855,071)		85,461,276
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 6.2%
Motel 6 Trust 2015-MTL6
2015-MTL6, 5.28% due 02/05/305	6,000,000	6,008,184
Nomura Resecuritization Trust 2012-1R
2012-1R, 0.62% due 08/27/473,5	3,531,936	3,267,040

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 6.2% (continued)
GMAC Commercial Mortgage Asset Corp.
2003-PRES, 6.24% due 10/10/41†††,2,5	1,437,261	$ 1,567,621
2003-STEW, 6.40% due 11/10/43†††,2,5	1,000,000	974,200
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52†††,2,5	1,944,187	1,850,866
2007-AET2, 6.06% due 10/10/525	492,118	481,222
Structured Asset Securities Corporation Mortgage Loan Trust 2006-BC6
2006-BC6, 0.35% due 01/25/372,3	2,500,000	2,089,137
SRERS-2011 Funding Ltd.
2011-RS, 0.43% due 05/09/463,5	2,085,747	1,999,397
GreenPoint Mortgage Funding Trust 2006-AR1
2006-AR1, 0.47% due 02/25/363	1,626,461	1,365,917
TBW Mortgage Backed Pass-Through Certificates
2006-6, 6.04% due 01/25/372,7	1,668,601	895,204
2006-6, 5.75% due 01/25/372,7	706,550	423,365
BAMLL-DB Trust
2012-OSI, 6.79% due 04/13/292,5	400,000	420,645
Total Collateralized Mortgage Obligations
(Cost $20,585,821)		21,342,798
MUNICIPAL BONDS†† – 4.0%
Illinois – 2.8%
City of Chicago Illinois General Obligation Unlimited
5.43% due 01/01/422	2,800,000	2,359,392
6.26% due 01/01/40	2,350,000	2,102,897
6.05% due 01/01/292	1,500,000	1,439,655
State of Illinois General Obligation Unlimited
5.65% due 12/01/382	1,250,000	1,219,263
6.90% due 03/01/352	1,000,000	1,043,740
Chicago Board of Education General Obligation Unlimited
0.00% due 12/01/2410	2,320,000	1,469,906
Total Illinois		9,634,853
Puerto Rico – 1.2%
Puerto Rico Highways & Transportation Authority Revenue Bonds
5.25% due 07/01/352	1,000,000	1,007,010
5.50% due 07/01/28	750,000	778,283
4.95% due 07/01/262	380,000	383,025
Commonwealth of Puerto Rico General Obligation Unlimited
5.00% due 07/01/352	1,600,000	1,589,903
Puerto Rico Municipal Finance Agency General Obligation Unlimited
5.00% due 08/01/27	500,000	493,245
Total Puerto Rico		4,251,466
Total Municipal Bonds
(Cost $13,867,733)		13,886,319

See notes to financial statements.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount~	Value
FOREIGN GOVERNMENT BONDS†† – 1.9%
Dominican Republic International Bond
6.85% due 01/27/452,5	3,150,000	$ 3,260,250
Kenya Government International Bond
6.88% due 06/24/242,5	3,100,000	3,244,925
Total Foreign Government Bonds
(Cost $6,490,547)		6,505,175
Total Investments – 149.2%
(Cost $507,285,212)		$ 511,836,937
	Contracts	Value
CALL OPTIONS WRITTEN† – (0.1)%
Call options on:
Industrial Select Sector SPDR Fund Expiring June 2015 with strike price of $57.00	279	$ (5,859)
Financial Select Sector SPDR Fund Expiring June 2015 with strike price of $25.00	643	(7,073)
SPDR Dow Jones Industrial Average ETF Trust Expiring June 2015 with
strike price of $186.00	873	(10,040)
Energy Select Sector SPDR Fund Expiring June 2015 with strike price of $80.00	198	(11,781)
SPDR S&P 500 ETF Trust Expiring June 2015 with strike price of $217.00	1,052	(22,092)
SPDR S&P MidCap 400 ETF Trust Expiring June 2015 with strike price of $280.00	114	(22,800)
Consumer Discretionary Select Sector SPDR Fund Expiring June 2015 with
strike price of $76.00	209	(23,826)
iShares Russell 2000 Index ETF Expiring June 2015 with strike price of $124.00	1,288	(226,044)
Total Call Options Written
(Premiums received $497,512)		(329,515)
Other Assets & Liabilities, net – (49.1)%		(168,519,879)
Total Net Assets – 100.0%		$ 342,987,543

~	The face amount is denominated in U.S. Dollars, unless otherwise indicated.

*	Non-income producing security.

**	Less than 0.1%.

†	Value determined based on Level 1 inputs, unless otherwise noted —See Note 4.

††	Value determined based on Level 2 inputs, unless otherwise noted —See Note 4.

†††	Value determined based on Level 3 inputs —See Note 4.

1	Security was fair valued by the Valuation Committee at May 31, 2015. The total market value of fair valued securities amounts to $8,625,703 (cost $9,503,395) or 2.5% of total net assets.

2
All or a portion of these securities have been physically segregated in connection with borrowings, unfunded commitments and reverse repurchase agreements. As of May 31, 2015, the total market value of the segregated securities was $308,583,317.

3	Variable rate security. Rate indicated is rate effective at May 31, 2015.

4	Perpetual maturity.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

5
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities  is $200,285,930 (cost $198,958,742), or 58.4% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

6	Security represents cover for outstanding written options.

7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.

8	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

9	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

10	Zero coupon rate security.

11
Security is a 144A or section 4(a)(2) security. These securities are illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or section 4(a)(2) securities is $11,688,187 (cost $11,575,943), or 3.4%, of total net assets — see Note 12.

12	Security is in default.

AB	Stock Company
AG	Stock Corporation
BV	Limited Liability Company
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
EUR	Euro
FCB	Farmers Credit Bureau
GBP	Great Britain Pound
LLC	Limited Liability Company
LP	Limited Partnership
NV	Publicly Traded Company
plc	Public Limited Company
SA	Corporation
SCA	Limited Partnership
ULC	Unlimited Liability Corporation

See notes to financial statements.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

Country Diversification
% of Long-Term
Country	Investments
United States	90.5%
United Kingdom	1.4%
Canada	1.1%
Luxembourg	0.8%
Marshall Islands	0.8%
Dominican Republic	0.6%
Kenya	0.6%
Bermuda	0.6%
Cayman Islands	0.6%
Jersey	0.6%
Sweden	0.4%
Saint Maarten	0.4%
France	0.4%
Netherlands	0.3%
Switzerland	0.3%
Ireland	0.3%
Peru	0.2%
Australia	0.1%
Total Long-Term Investments	100.0%

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 35

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2015

ASSETS:
Investments, at value (cost $507,285,212)	$511,836,937
Foreign currency, at value (cost $1,560)	1,560
Cash	2,361,969
Restricted cash	688,000
Unrealized appreciation on forward foreign currency exchange contracts	138,666
Receivables:
Interest	4,277,622
Investments sold	2,798,786
Fund shares sold through at-the-market offering	262,025
Dividends	36,782
Tax reclaims	7,845
Other assets	1,395
Total assets	522,411,587
LIABILITIES:
Reverse repurchase agreements	114,758,163
Borrowings	45,488,955
Options written, at value (premiums received $497,512)	329,515
Interest payable on borrowings	103,316
Unrealized depreciation on forward foreign currency exchange contracts	3,857
Unfunded loan commitments, at value (Note 10) (Commitment fees received $68,750)	60,934
Payable for:
Investments purchased	17,789,409
Investment advisory fees	422,743
Offering costs	240,250
Trustee’s fees and expenses*	22,062
Administration fees	9,476
Fund accounting fees	12,911
Accrued expenses and other liabilities	182,453
Total liabilities	179,424,044
NET ASSETS	$342,987,543
NET ASSETS CONSIST OF:
Common Stock, $0.01 par value per share, unlimited number of shares authorized,
17,493,253 shares issued and outstanding	$174,933
Additional paid-in capital	339,756,637
Distributions in excess of net investment income	(1,338,644)
Accumulated net realized loss on investments	(468,973)
Net unrealized appreciation on investments	4,863,590
NET ASSETS	$342,987,543
Net asset value	$19.61

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2015

For the Year Ended May 31, 2015

INVESTMENT INCOME:
Interest	$26,209,234
Dividends	1,928,794
Total investment income	28,138,028
EXPENSES:
Investment advisory fees	4,719,834
Interest expense	1,426,360
Excise tax expense	197,004
Professional fees	171,709
Trustee’s fees and expenses*	120,589
Fund accounting fees	111,424
Administration fees	109,389
Printing fees	83,482
Custodian fees	52,619
Registration and filings	31,474
Transfer agent fees	20,858
Insurance	15,706
Miscellaneous	2,463
Total expenses	7,062,911
Net investment income	21,075,117
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,400,790
Foreign currency transactions	930,154
Written options	(2,189,725)
Swap agreements	(138,847)
Net realized gain	4,002,372
Net change in unrealized appreciation (depreciation) on:
Investments	(8,140,173)
Swap agreements	101,796
Foreign currency translations	107,012
Written options	994,545
Net change in unrealized appreciation (depreciation)	(6,936,820)
Net realized and unrealized loss	(2,934,448)
Net increase in net assets resulting from operations	$18,140,669

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 37

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2015

	Year Ended	Year Ended
	May 31, 2015	May 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$21,075,117	$20,932,468
Net realized gain on investments	4,002,372	9,582,722
Net change in unrealized appreciation (depreciation) on investments	(6,936,820)	(5,129,886)
Net increase in net assets resulting from operations	18,140,669	25,385,304
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(23,319,305)	(26,520,608)
Capital gains	(12,572,692)	(5,245,435)
Total distributions to shareholders	(35,891,997)	(31,766,043)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	40,902,208	36,604,049
Reinvestments	2,084,665	1,529,910
Common share offering costs charged to paid-in capital	(248,803)	(223,160)
Net increase in net assets resulting from shareholder transactions	42,738,070	37,910,799
Net increase in net assets	24,986,742	31,530,060
NET ASSETS:
Beginning of period	318,000,801	286,470,741
End of period	$342,987,543	$318,000,801
Undistributed (distribution in excess of) net investment income at
end of year	$(1,338,644)	$4,972,530

See notes to financial statements.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2015
For the Year Ended May 31, 2015

Cash Flows from Operating Activities:
Net Increase in Net Assets Resulting from Operations	$18,140,669
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized depreciation on investments	8,140,173
Net change in unrealized appreciation on written options	(994,545)
Net change in unrealized appreciation on swaps	(101,796)
Net change in unrealized appreciation on foreign currency translations	(107,012)
Net realized gain on investments	(5,400,790)
Net realized loss on written options	2,189,725
Net accretion of bond discount and amortization of bond premium	(5,008,867)
Net gains on paydowns received	(241,215)
Purchase of long-term investments	(525,450,541)
Paydowns received on mortgage and asset backed securities	53,065,338
Proceeds from written options	7,098,629
Cost of closing written options	(9,042,158)
Proceeds from sales of long-term investments	401,863,586
Other payments	245,033
Net sales of short-term investments	11,769,931
Decrease in dividends receivable	31,722
Increase in interest receivable	(717,248)
Increase in investments sold receivable	(154,488)
Increase in tax reclaims receivable	(7,845)
Decrease in other assets	7,089
Increase in investments purchased payable	11,002,959
Decrease in interest payable on borrowings	(5,507)
Increase in fair value of unfunded loans	53,234
Increase in advisory fees payable	39,413
Increase in administration fees payable	781
Increase in trustee’s fees and expenses payable	1,897
Decrease in fund accounting fees payable	(4,917)
Increase in accrued expenses and other liabilities	14,833
Net Cash Used in Operating and Investing Activities	(33,571,917)
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	40,902,208
Decrease in receivable for fund shares sold through at-the-market offering	274,925
Distributions to common shareholders	(33,807,332)
Increase in reverse repurchase agreements	39,117,139
Proceeds from borrowings	17,650,000
Payments made on borrowings	(32,950,000)
Offering costs in connection with the issuance of common shares	(123,395)
Net Cash Provided by Financing Activities	31,063,545
Net decrease in cash	(2,508,372)
Cash at Beginning of Period (including foreign currency and restricted cash)	5,559,901
Cash at End of Period (including foreign currency and restricted cash)	$3,051,529
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,431,867
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$2,084,665
Supplemental Disclosure of Non Cash Operating Activity: Additional principal received
on payment-in-kind bonds	$134,710

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 39

FINANCIAL HIGHLIGHTS	May 31, 2015

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of period	$20.56	$20.95	$19.00	$20.11	$17.56
Income from investment operations:
Net investment income(a)	1.28	1.44	1.68	1.80	1.94
Net gain (loss) on investments (realized and unrealized)	(0.05)	0.35	2.22	(1.06)	2.49
Total from investment operations	1.23	1.79	3.90	0.74	4.43
Less distributions:
From and in excess of net investment income	(1.42)	(1.82)	(1.78)	(1.85)	(1.88)
Capital gains	(0.76)	(0.36)	(0.17)	—	—
Total distributions to shareholders	(2.18)	(2.18)	(1.95)	(1.85)	(1.88)
Net asset value, end of period	$19.61	$20.56	$20.95	$19.00	$20.11
Market value, end of period	$21.21	$21.83	$21.91	$21.08	$22.32
Total Return(b)
Net asset value	6.39%	9.20%	21.37%	4.09%	26.14%
Market value	8.08%	10.71%	14.10%	3.81%	40.85%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$342,988	$318,001	$286,471	$207,346	$187,333
Ratio to average net assets applicable to Common Shares:
Net investment income, including interest expense	6.44%	7.07%	8.30%	9.45%	10.20%
Total expenses, including interest expense(c)(d)	2.16%	2.28%	2.47%	2.55%	2.69%
Portfolio turnover rate(e)	86%	95%	165%	112%	64%

See notes to financial statements.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2015

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2015	2014	2013	2012	2011
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$160,247	$136,430	$115,573	$83,842	$80,670
Asset Coverage per $1,000 of indebtedness(f)	$3,140	$3,331	$3,479	$3,473	$3,322

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.03%, 0.03%, 0.05%, 0.04% and 0.03% for the years ended May 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(d)	Excluding interest expense, the operating expense ratios for the years ended May 31 would be:

2015	2014	2013	2012	2011
1.72%	1.78%	1.81%	1.78%	1.85%

(e)	Portfolio turnover is not annualized for periods of less than one year.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS	May 31, 2015

Note 1 – Organization:

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Eastern time. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

(e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps and securities purchased on a when issued or delayed delivery basis.

(d) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from a swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

As of May 31, 2015, the Fund had no swap contracts outstanding.

(e) Covered Call Options and Put Options

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the cost of the underlying security purchase or proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

44 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on purchased options are included with Investments on the Statement of Operations.

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and ask price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

(g) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.

(h) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(i) New Accounting Pronouncement

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services, RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

RFS serves as the accounting agent for the Fund. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Note 4 – Fair Value Measurement:

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2015.

	Level 1	Level 2	Level 3		Total
Assets
Corporate Bonds	$–	$134,126,825	$3,787,867		$137,914,692
Asset Backed Securities	–	156,214,877	1,725,304		157,940,181
Collateralized Mortgage
Obligations	–	16,950,111	4,392,687		21,342,798
Senior Floating Rate Interests	–	78,420,646	7,040,630		85,461,276
Municipal Bonds	–	13,886,319	–		13,886,319
Foreign Government Bonds	–	6,505,175	–		6,505,175
Common Stocks	501,246	305,965	–	*	807,211
Preferred Stocks	20,052,879	–	–		20,052,879
Exchange-Traded Funds	63,345,290	–	–		63,345,290
Warrants	–	–	–	*	–	*
Money Market Fund	4,581,116	–	–		4,581,116
Forward Foreign Currency
Exchange Contracts	–	138,666	–		138,666
Total Assets	$88,480,531	$406,548,584	$16,946,488		$511,975,603
Liabilities
Options written	329,515	–	–		329,515
Forward Foreign Currency
Exchange Contracts	–	3,857	–		3,857
Unfunded Commitments	–	60,934	–		60,934
Total Liabilities	$329,515	$64,791	$–		$394,306
* Market value is less than minimum amount disclosed.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

48 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance	Valuation	Unobservable
Category	at 5/31/15	Technique	Inputs
Corporate Bond	$ 693,975	Option adjusted spread off	Indicative Quote
		the month end broker quote
		over the 3 month LIBOR
Corporate Bond	$3,093,892	Enterprise Value	Valuation Multiple*
Asset Backed Securities	$1,725,304	Option adjusted spread off	Indicative Quote
		the month end broker quote
		over the 3 month LIBOR
Collateralized Mortgage Obligations	$4,392,687	Option adjusted spread off	Indicative Quote
		the month end broker quote
		over the 3 month LIBOR
Senior Floating Rate Interests	$7,040,630	Enterprise Value	Valuation Multiple*
* Valuation multiples utilized ranged from 3 to 15.

Significant changes in an indicative quote or valuation multiple would generally result in significant changes in the fair value of the security.

Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

As of May 31, 2015, the Fund had securities with a total value of $3,246,444 transferred from Level 2 to Level 3 due to lack of multiple vendor prices. The Fund had securities with a total value of $22,179,221 transferred from Level 3 to Level 2 due to availability of market price information at the period end. The Fund had securities with a value of $305,965 transferred from Level 1 to Level 2 due to lack of an active market.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Summary of Fair Value of Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2015:

Level 3 – Fair value measurements using significant unobservable inputs
		Senior
	Asset	Floating		Collateralized
	Backed	Rate	Corporate	Mortgage	Common
	Securities	Interests	Bonds	Obligations	Stocks	Total
Assets:
Beginning Balance	$27,617,599	$5,765,717	$737,150	$–	$3	$34,120,469
Paydowns Received	(4,978,773)	(4,635,233)	(25,000)	(9,705)	–	(9,648,711)
Payment-in-kind
Distributions
Received	–	79,942	–	–	–	79,942
Realized Gain/Loss	38,859	76,698	171	–	–	115,728
Change in Unrealized
Gain/Loss	(86,800)	(308,532)	16,826	(73,196)	–	(451,702)
Purchases	1,313,640	5,357,415	3,058,720	1,933,767	–	11,663,542
Sales	–	–	–	–	(3)	(3)
Transfers into
Level 3	–	704,623	–	2,541,821	–	3,246,444
Transfers out of
Level 3	(22,179,221)	–	–	–	–	(22,179,221)
Ending Balance	$1,725,304	$7,040,630	$3,787,867	$4,392,687	$–	$16,946,488

Note 5 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code”), applicable to regulated investment companies.

The Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $197,004 or $0.012 per share of federal excise tax attributable to calendar year 2014.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of May 31, 2015, the Fund had no capital loss carryforwards.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. As of

50 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

May 31, 2015, the following reclassification was made to the capital accounts of the Fund to reflect permanent book and tax differences relating to the tax deferral of losses on wash sales, the marking to market of PFICs and forward foreign currency contracts, equity to debt income accruals and cost basis adjustments on qualifying electing funds. Net investment income, net realized gains and net assets were not affected by the changes.

Undistributed
(distributions in excess of)	Accumulated Net	Additional
Net Investment Income	Realized Gain/(Loss)	Paid in Capital
$(4,066,986)	$4,263,990	$(197,004)

As of May 31, 2015, the cost of investments and accumulated unrealized appreciation/(depreciation) of investments for federal income tax purposes, were as follows:

Net Tax
	Gross Tax	Gross	Unrealized
Cost of Investments	Unrealized	Tax Unrealized	Depreciation
for Tax Purposes	Appreciation	Depreciation	on Investments
$511,861,123	$16,096,564	$(16,120,750)	$(24,186)

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) and non-real estate investment trust return of capital and collateralized loan obligations.

As of May 31, 2015, the tax components of accumulated earnings/losses (excluding paid-in capital) on a tax basis were as follows:

	Undistributed
	Long-Term Capital
Undistributed	Gains/(Accumulated	Net Unrealized
Ordinary Income	Capital and Other Losses)	Depreciation
$3,348,594	$(445,492)	$(152,871)

For the years ended May 31, 2015 and 2014, the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

Distributions paid from:	2015	2014
Ordinary income	$35,891,997	$26,520,608
Long-term capital gain	–	5,245,435
	$35,891,997	$31,766,043

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Note 6 – Investment in Securities:

During the year ended May 31, 2015, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments, were $525,450,541 and $401,863,586, respectively.

Note 7 – Derivatives:

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

As part of its investment strategy, the Fund utilizes a variety of derivative instruments including options, forwards and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

(a) Covered Call Options and Put Options

The Fund pursues its investment objective by employing an option strategy of writing (selling) covered call options and, from time to time, buys or sells put options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable

52 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. The maximum exposure the Fund has at risk when purchasing an option is the premium paid.

The Fund entered into written option contracts during the year ended May 31, 2015.

Details of the transactions were as follows:
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	3,631	$756,021
Options written during the period	53,324	7,098,629
Options expired during the period	(6,665)	(1,060,794)
Options closed during the period	(41,174)	(5,791,638)
Options assigned during the period	(4,460)	(504,706)
Options outstanding, end of period	4,656	$497,512

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund may utilize index swap transactions to manage its exposure to various securities markets, changes in interest rates, or currency values. Index swap transactions allow the Fund to receive the appreciation/depreciation of the specified index over a specified time period in exchange for an agreed upon fee paid to the counterparty.

The Fund did not have any swap agreements outstanding as of May 31, 2015.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

(c) Forward Foreign Currency Exchange Contracts

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.

A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

As of May 31, 2015, the following forward foreign currency exchange contracts were outstanding:

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation/
Contracts to Sell		Counterparty	Date	Value	5/31/15	(Depreciation)
AUD	730,000
for USD	584,135	Bank of America Merrill Lynch	6/5/2015	$584,135	$557,994	$26,141
EUR	3,100,000
for USD	3,517,840	Bank of America Merrill Lynch	6/5/2015	3,517,840	3,405,315	112,525
GBP	990,000
for USD	1,509,403	Bank of America Merrill Lynch	6/5/2015	1,509,403	1,513,260	(3,857)
Net unrealized appreciation on forward foreign currency exchange contracts						$134,809

(d) Summary of Derivatives Information

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of May 31, 2015.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments (value in $000s):
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk			Options Written	$330
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$139	exchange contracts	4
Total		$139		$334

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended May 31, 2015.

54 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Effect of Derivative Instruments on the Statement of Operations:
Amount of Realized Gain (Loss) on Derivatives (value in $000s)
Primary Risk	Written	Foreign Currency
Exposure	Options	Transactions	Swap Agreements	Total
Equity risk	$(2,190)	$–	$–	$(2,190)
Foreign
exchange
risk	–	1,111	–	1,111
Interest rate risk	–	–	(150)	(150)
Credit risk	–	–	11	11
Total	$(2,190)	$1,111	$(139)	$(1,218)
Change in Unrealized Appreciation (Depreciation) on Derivatives (value in $000s)
Primary Risk	Written	Foreign Currency
Exposure	Options	Translations	Swap Agreements	Total
Equity risk	$995	$–	$–	$995
Foreign
exchange
risk	–	107	–	107
Interest rate risk	–	–	110	110
Credit risk	–	–	(8)	(8)
Total	$995	$107	$102	$1,204

Derivative Volume

Swaps:

The Fund decreased the volume of activity in swaps during the year ended May 31, 2015 with an average notional balance of approximately $3,009,820. As of May 31, 2015, there were no swap agreements outstanding.

Forward Foreign Currency Exchange Contracts:

The Fund had the following activity in forward foreign currency exchange contracts during the year ended May 31, 2015:

Average Settlement Value Purchased	$1,466,154
Average Settlement Value Sold	1,504,833

Note 8 – Offsetting:

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with GAAP.

Net Amounts
		Gross Amounts	of Assets	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial
Description	Assets	Liabilities	Liabilities	Instruments	Net Amount
Forward Foreign
Currency
Exchange
Contracts	$ 138,666	$ –	$ 138,666	$ 3,857	$ 134,809

56 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Net Amounts
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial
Description	Liabilities	Liabilities	Liabilities	Instruments	Net Amount
Reverse
Repurchase
Agreements	$ 114,758,163	$ –	$ 114,758,163	$ 114,758,163	$ –
Forward Foreign
Currency
Exchange
Contracts	3,857	–	3,857	3,857	–

Note 9 – Leverage:

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2015, the average daily balance of reverse repurchase agreements outstanding amounted to $91,256,614. The weighted average interest rate was 0.91%. As of May 31, 2015, there was $114,758,163 in reverse repurchase agreements outstanding.

As of May 31, 2015, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
Bank of America	0.73% – 2.03%	06/11/15 – 08/06/15	$ 15,762,660
Barclays Capital, Inc.	0.60% – 1.93%	06/02/15 – 08/17/15	34,287,499
Barclays Capital, Inc.	0% – 1.00%	Open maturity	3,701,324
Credit Suisse First Boston	0.90% – 1.25%	06/15/15 – 07/13/15	13,551,307
Credit Suisse First Boston	0.75%	Open maturity	311,625
Goldman Sachs	1.05% – 1.53%	07/09/15	2,906,000
Morgan Stanley, Inc.	0.55% – 1.10%	06/08/15 – 08/20/15	6,451,341
Nomura	0.80%	06/08/15	936,000
Nomura	0.85%	Open maturity	4,450,950
RBC Capital	0.60% – 1.43%	06/02/15 – 02/26/16	30,519,057
RBC Capital	0.00%	Open maturity	935,400
Wells Fargo Bank, Ltd.	1.53%	06/05/15	945,000
			$114,758,163

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Borrowings

The Fund has entered into a $80,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. As of May 31, 2015, there was $45,488,955 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2015, was $53,797,037 with a related average interest rate of 1.11%. The maximum amount outstanding during the year ended May 31, 2015 was $65,788,955. As of May 31, 2015, the total value of securities segregated and pledged as collateral in connection with borrowings was $82,660,717.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 10 – Loan Commitments

Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of May 31, 2015. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2015, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $225,922,600.

As of May 31, 2015, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	09/26/2019	$1,100,000	$ –
Acrisure	05/18/2022	178,022	–
Eyemart Express	12/16/2019	500,000	55,294
Informatica Corp.	05/18/2016	1,000,000	–
IntraWest Holdings	12/10/2018	200,000	5,640
Rite Aid Corp.	08/10/2015	750,000	–
		$3,728,022	$ 60,934

58 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Note 11 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 17,493,253 issued and outstanding.

Transactions in common shares were as follows:
	Year ended	Year ended
	May 31, 2015	May 31, 2014
Beginning Shares	15,467,075	13,672,683
Common shares issued through at-the-market offering	1,924,032	1,720,207
Shares issued through dividend reinvestment	102,146	74,185
Ending Shares	17,493,253	15,467,075

On October 26, 2013, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective and a post-effective amendment thereto became effective on October 3, 2014. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. The Fund entered into an agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 3,977,022 shares.

The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. For the year ended May 31, 2015, the Fund incurred $248,803 of expenses associated with the at-the market offerings.

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30	05/07/2015	$ 3,000,000	$ 3,027,601
American Seafoods Group LLC /
American Seafoods Finance, Inc.
10.75% due 05/15/16	07/31/2014	1,971,026	2,000,675
Cadence Bank North America
6.24% due 06/28/29	06/06/2014	1,600,000	1,636,000
Pacific Premier Bancorp, Inc.
5.75% due 09/03/24	08/25/2014	1,500,000	1,552,500
Nathan’s Famous, Inc.
10.00% due 03/15/20	02/27/2015	1,402,271	1,456,312
Cadence Financial Corp.
4.88% due 06/28/19	06/06/2014	1,350,000	1,360,125
IronGate Energy Services LLC
11.00% due 07/01/18	07/10/2013	568,646	469,500
Agua Caliente Band of
Cahuilla Indians
6.35% due 10/01/15	02/07/2008	184,000	185,474
		$ 11,575,943	$ 11,688,187

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 59

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Note 13 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 14 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

60 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2015

The Board of Trustees and Shareholders of Guggenheim Strategic Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Guggenheim Strategic Opportunities Fund (the Fund), including the schedule of investments, as of May 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Strategic Opportunities Fund at May 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
July 28, 2015

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 61

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2015

Federal Income Tax Information
The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief Reconciliation Act of 2003.

Of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2015, the Fund had 3.95% qualify for the dividends received deduction for corporations.

4.91% of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2015, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

% Qualifying	% STCG Qualifying
34.78%	100.00%

In January 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 29, 2015. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstained
Jerry B. Farley	14,687,906	230,077	257,365
Robert B. Karn III	14,694,247	212,322	268,779
Ronald A. Nyberg	14,747,717	155,431	272,200
Maynard F. Oliverius	14,694,452	213,966	266,930
Ronald E. Toupin, Jr.	14,684,749	186,454	304,145

The other Trustees of the Fund not up for election in 2015 are Randall C. Barnes, Donald A. Chubb, Jr., Roman Friedrich III and Donald C. Cacciapaglia.

62 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

Trustees

The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2007	Current: Private Investor (2001-present).	91	Current: Trustee, Purpose Investments
(1951)					Funds (2014-Present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo,
Inc. (1987-1990).
Donald A.	Trustee	Since 2014	Current: Business broker and manager of commercial real estate,	87	Current: Midland Care, Inc.
Chubb, Jr.			Griffith & Blair, Inc. (1997-present).		(2011-present).
(1946)
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	87	Current: Westar Energy, Inc.
(1946)					(2004-present); CoreFirst Bank & Trust
(2000-present).
Roman	Trustee and	Since 2010	Current: Founder and President, Roman Friedrich & Company (1998-present).	87	Current: Zincore Metals, Inc.
Friedrich III	Chairman of				(2009-present).
(1946)	the Contracts		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).
	Review				Former: Mercator Minerals Ltd.
	Committee				(2013-2014); First Americas Gold Corp.
(2012-2014); Blue Sky Uranium Corp.
(2011-2012); Axiom Gold and Silver Corp.
(2011-2012); Stratagold Corp. (2003-
2009); GFM Resources Ltd. (2005-2010).
Robert B. Karn III	Trustee and	Since 2010	Current: Consultant (1998-present).	87	Current: Peabody Energy Company
(1942)	Chairman of				(2003-present); GP Natural Resource
	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and		Partners, LLC (2002- present).
	Committee		Economic Consulting, St. Louis office (1987-1997).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 63

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2007	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	93	Current: Edward-Elmhurst Healthcare
(1953)	Chairman of				System (2012-present).
	the Nominating		Former: Executive Vice President, General Counsel, and Corporate
	and Governance		Secretary, Van Kampen Investments (1982-1999).
Committee
Maynard F.	Trustee	Since 2014	Current: Retired.	87	Current: Fort Hays State University
Oliverius					Foundation (1999-present);
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Stormont-Vail Foundation (2013-
present); University of Minnesota
Healthcare Alumni Association
Foundation (2009-present).
Ronald E.	Trustee and	Since 2007	Current: Portfolio Consultant (2010-present).	90	Former: Bennett Group of Funds
Toupin, Jr.	Chairman of				(2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory
Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment
Trusts (1991-1999); and Assistant Vice President and Portfolio Manager,
Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co.,
Inc. (1982-1999).

64 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund Complex	221	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief		(2012-present); Vice Chairman, Guggenheim Investments (2010-present).		Company (2015-present); Guggenheim
(1951)	Executive				Partners Japan, Ltd. (2014-present);
	Officer and		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Delaware Life (2013-present);
	Trustee				Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe, Chicago, IL 60606.
**	This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:
- Messrs. Barnes, Cacciapaglia, Chubb and Friedrich are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2016.
- Messrs. Farley, Karn, Nyberg, Oliverius and Toupin are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2017.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 65

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

Officers
The Officers of the Guggenheim Strategic Opportunities Fund, who are not trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present);
(1966)	Treasurer		CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II,
LLC (2010).
William H.	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors,
Belden, III	President		LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments
Catalucci	Compliance		(2012-present).
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance
Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and
certain affiliates (2010-2011).
Mark J. Furjanic	Assistant	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present).
(1959)	Treasurer
Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley	Assistant	Since 2007	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
(1972)	Treasurer
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Chief	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments
(1961)	Legal Officer		(2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).

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SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).
(1984)	Secretary
Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director,
(1955)	Financial		Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head
	Officer and		of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds
	Treasurer		(1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 67

DIVIDEND REINVESTMENT PLAN	May 31, 2015

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

68 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN continued	May 31, 2015

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 69

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
STRATEGIC OPPORTUNITIES FUND (GOF)	May 31, 2015

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.”) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Fund’s Board of Trustees (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.

Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract

70 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2015

renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim. Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of GFIA and GPIM providing services to the Fund; (ii) descriptions of various services performed by Guggenheim for the Fund, including the provision of a continuous investment program for the Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding each firm’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of GFIA and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and with respect to the Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Fund to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments, and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including analyses and monitoring of returns versus peer funds and relevant indices on both a market price

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 71

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2015

and net asset value (“NAV”) basis, volatility, dividend yield, premium/discount and use of derivatives, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisers, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.

The Committee also considered the Adviser’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to consolidate compliance manuals and align processes of the Fund with those of other Guggenheim Funds managed by GFIA or an affiliate. In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning Guggenheim Investments’ holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), including GFIA. (The Committee received the audited consolidated financial statements of GPIMH and audited financial statements of GFIA once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Adviser’s quality of performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on July 26, 2007. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on

72 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2015

an NAV and market price basis for the five-year, three-year and one-year periods ended December 31, 2014. The Committee compared the Fund’s performance to a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The peer group of funds included other U.S.-listed perpetual taxable closed-end funds that invest in a wide range of fixed-income securities but excluded funds with a majority of their assets in one asset class, sector or country and funds that invest less than 50% in credit securities. The Committee considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.

The Committee noted that the Fund’s investment results were consistent with its investment objective to maximize total return through a combination of current income and capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2014, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2014. Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. Although the Fund’s advisory fee and total net expense ratio were the highest of its peer group of six funds, the Committee considered the Adviser’s statement that the Fund is unique relative to other closed-end funds as its strategy incorporates fixed income, equity and alternative investments. In this regard, the Committee noted the Adviser’s statement that its broad array of asset classes makes identifying a group of peers impractical. The Committee also noted the Fund’s leverage expenses.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees from the Fund for (i) providing certain administrative services pursuant to an administration agreement, and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement; and that another affiliate,

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 73

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2015

GPIM, receives sub-advisory fees for managing the investment portfolio. The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered the Adviser’s view that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. The Committee also noted the Adviser’s statement that a small number of large closed-end fund sponsors implement fund- and complex-level breakpoints. In this regard, the Committee noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also took into account the Adviser’s view that given the Fund’s uniqueness and combination of multiple strategies, including a variety of fixed-income, equity and alternative strategies, the fees are reasonable. In addition, the Committee noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee considered the review of certain unaudited financial information concerning GPIMH by the Chief Financial Officer of Guggenheim Investments, as discussed above. (The Committee received the audited financial statements of GPIM once available following the May Meeting and, as noted, received the audited financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of maximizing total return through a combination of current income and capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the

74 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2015

Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that the Fund had outperformed the median return of its peer group on an NAV basis for the five-year period (25th percentile) and its performance for the three-year period equaled the median return of its peer group for the same period. The Committee also noted that the Fund’s performance on an NAV basis for the one-year period lagged behind the median return of its peer group for the same period (60th percentile).

In evaluating the Fund’s performance on an NAV basis relative to its peer group, the Committee noted the Adviser’s statement that the Fund is unique relative to other closed-end funds as its strategy incorporates fixed income, equity and alternative investments and such a broad array of asset classes makes identifying a group of peers impractical. Although certain credit-oriented closed-end funds invest in similar fixed-income asset classes, they do not represent all of the asset classes and strategies employed by the Fund. In view of the foregoing, the Committee took into account the uniqueness of the Fund’s investment mandate relative to the Fund’s peer group. The Committee also observed that the Fund’s performance on an NAV basis for the five-year, three-year and one-year periods ended December 31, 2014, exceeded the return of the Barclays Capital U.S. Aggregate Bond Index over the same periods and exceeded the return of the S&P 500 Index for the five-year period, but lagged the returns of the S&P 500 Index for the three-year and one-year periods ended December 31, 2014.

The Committee also noted Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks as well as relative to peer groups of competitor strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha versus the Fund’s peers and, in this regard, noted Guggenheim’s statement that the Fund’s risk has generally been in line with or lower than that of its peers and the Fund’s risk-adjusted returns have consistently been in the first or second quartile of its peer universe.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the dollar amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2014. The Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to clients for both fixed income and equity mandates. The Committee considered Guggenheim’s view that the higher fee applicable to the Fund as compared to another fund managed by the Sub-Adviser in a similar strategy was attributable

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 75

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2015

primarily to the challenges in managing the Fund that are not present with respect to managing the other fund, in particular the Fund’s use of leverage and its focus on maintaining consistent distributions of income.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement—Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional 12-month term. Thereafter, on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional 12-month term.

76 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

This Page Intentionally Left Blank.

FUND INFORMATION	May 31, 2015

Board of Trustees

Randall C. Barnes

Donald C. Cacciapaglia*

Donald A. Chubb Jr.

Jerry B. Farley

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Maynard F. Oliverius

Ronald E. Toupin, Jr.,
Chairperson

* Trustee is an “interested person”
  (as defined in section 2(a)(19) of the
  1940 Act) (“Interested Trustee”) of the
  Trust because of his position as the
  President and CEO of the Investment
  Adviser and Sub-Adviser.

Principal Executive Officers

Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator & Accounting Agent
Rydex Fund Services, LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
McLean, VA

78 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND INFORMATION continued	May 31, 2015

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Strategic Opportunities Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559.

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800)345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800)345-7999, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 79

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GOF-AR-0515

Item 2.  Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

               (2) Not applicable.

               (3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $63,649 and $58,118 for the fiscal years ended May 31, 2015, and May 31, 2014, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $24,000 and $24,000 for the fiscal years ended May 31, 2015, and May 31, 2014, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $12,610 and $9,734 for the fiscal years ended May 31, 2015, and May 31, 2014, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ended May 31, 2015, and May 31, 2014, respectively.

The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

                 Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

 Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

 Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services

•	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

V.B.3.           Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $75,195 and $70,484 for the fiscal years ended May 31, 2015, and May 31, 2014, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Robert B. Karn III; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  Guggenheim’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2015:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2013	Guggenheim Partners Investment Management, LLC: CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne B. Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2013	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–Present.
James W. Michal – Managing Director	2013	Guggenheim Partners Investment Management, LLC.: Managing Director – 2008–Present.
(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2015:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	29	$11,041,360,102	0	$0
Other pooled investment vehicles	69	$19,853,291,453	29	$11,613,866,732
Other accounts	147	$119,043,805,588	10	$1,091,860,715

Anne B. Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	23	$11,931,742,342	0	$0
Other pooled investment vehicles	2	$3,880,698,720	2	$3,880,698,720
Other accounts	29	$88,958,054,962	1	$340,727,688

James W. Michal:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	20	$10,954,225,246	0	$0
Other pooled investment vehicles	3	$4,188,583,923	2	$3,880,698,720
Other accounts	13	$2,102,532,641	4	$669,399,748

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Minerd, Ms. Walsh and Mr. Michal for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2015:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	None
Anne B. Walsh	$100,001-$500,000
James W. Michal	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)       Not applicable.

(b)           Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)           Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By:          /s/ Donald C. Cacciapaglia

Name:     Donald C. Cacciapaglia

Title:       President and Chief Executive Officer

Date:       August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Donald C. Cacciapaglia

Name:     Donald C. Cacciapaglia

Title:       President and Chief Executive Officer

Date:       August 7, 2015

By:          /s/ John L. Sullivan

Name:     John L. Sullivan

Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:       August 7, 2015